UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2014 (October 3, 2014)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On September 22, 2014, Magnum Hunter Resources Corporation (“Magnum Hunter”) filed a Current Report on Form 8-K (the “Prior 8-K”) to report that Magnum Hunter, MSIP II Buffalo Holdings LLC, an affiliate of Morgan Stanley Infrastructure Inc. (“MSI “), Magnum Hunter Services, LLC, a wholly-owned subsidiary of Magnum Hunter, and Eureka Hunter Holdings, LLC (“Eureka Hunter”), Magnum Hunter’s majority-owned subsidiary through which various midstream operations are indirectly conducted, entered into a Transaction Agreement (the “Transaction Agreement”), dated September 15, 2014, relating to MSI’s separate agreement to purchase all convertible preferred and common equity interests (the “Eureka Hunter Interests”) in Eureka Hunter owned by Ridgeline Midstream Holdings, LLC (“Ridgeline”), an affiliate of ArcLight Capital Partners, LLC. The Transaction Agreement contains an appended form of Second Amended and Restated Limited Liability Company Agreement of Eureka Hunter (the “LLC Agreement”).  Descriptions of the Transaction Agreement and the LLC Agreement were provided in the Prior 8-K and copies of the Transaction Agreement and the form of LLC Agreement were attached to the Prior 8-K as Exhibits 10.1 and 10.2, respectively.

The initial closing of the transactions contemplated by the Transaction Agreement (principally, the execution and delivery of the LLC Agreement) was contingent upon the closing of MSI’s purchase of the Eureka Hunter Interests from Ridgeline (the “MSI / Ridgeline Closing”).  The MSI / Ridgeline Closing occurred on October 3, 2014 and the LLC Agreement was executed and delivered by the parties thereto on that date.  As described in the Prior 8-K, the Transaction Agreement also provides that Magnum Hunter will sell to MSI in a second closing that is expected to occur in mid-January 2015 an additional common equity interest in Eureka Hunter.

A copy of the executed and delivered LLC Agreement is attached hereto as Exhibit 10.1.  The description of the LLC Agreement that is contained in the Prior 8-K is hereby incorporated by reference into this Item 1.01.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1*

Second Amended and Restated Limited Liability Company Agreement, by and among Eureka Hunter Holdings, LLC, Magnum Hunter Resources Corporation, MSIP II Buffalo Holdings LLC, and certain other limited liability company members.

*                 Portions of this exhibit have been redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.  Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: October 9, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1*

Second Amended and Restated Limited Liability Company Agreement, by and among Eureka Hunter Holdings, LLC, Magnum Hunter Resources Corporation, MSIP II Buffalo Holdings LLC, and certain other limited liability company members.

*                 Portions of this exhibit have been redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.  Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.